United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 18, 2022

Nu-Med Plus, Inc.

(Exact name of registrant as specified in its charter)

Utah	000-54808	45-3672530
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

455 East 500 South, Suite 203 Salt Lake City, Utah 84111	84111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (801) 746-3570

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Not applicable.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

EXPLANATORY NOTE

 This Amendment is being filed to provide the XBRL files, that were removed from the previous filing.

REFERENCES

In this Current Report, references to “Nu-Med Plus,” the “Company,” “we,” “our,” “us” and words of similar import refer to Nu-Med Plus, Inc., a Utah corporation, the Registrant.

FORWARD-LOOKING STATEMENTS

This Current Report contains certain forward-looking statements, and for this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “estimate,” “continue” or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties, and actual results may differ materially depending on a variety of factors, many of which are not within our control. These factors include, among others, but are not limited to:

-	economic conditions generally in the United States and internationally, and in the markets and industries in which we have and may participate in the future;
-	competition within our chosen markets and industries; and

-       our business and growth strategies.

We believe that it is important to communicate our future expectations to investors and shareholders. However, there may be events in the future that we are not able to accurately predict or control, including uncertainties and events that may cause our actual results to differ materially from the expectations we have described in our forward-looking statements. Except as required by law, we undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. All forward-looking statements should be considered in light of our reports and registration statements filed in the Edgar Archives of the United States Securities and Exchange Commission.

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On November 81, 2022, the Company issued a 5% Convertible Promissory Note for $100,000 to Your Space, Inc., that is due December 31, 2023.

Your Space, Inc. is a Company whose business focus is the construction of ground up state of the art self-storage facilities in high barrier to entry markets, the repurposing and conversion of existing commercial, retail, and industrial buildings to institutional quality self-storage properties located in the top US self-storage markets, and the acquisition, development, and repositioning of existing self-storage facilities.

YSA has closed on one development site in the Las Vegas market, and currently has five development sites under contract to purchase in Phoenix, Tolleson, and Tucson, Arizona; Las Vegas; and Murrieta, California.

Section 9 Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Promissory Note dated November 18, 2022

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

NU-MED PLUS, INC.

Date:	November 22, 2022	By:	/s/ William C. Hayde
William C. Hayde
CEO, Principal Executive Officer